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                      Filed Pursuant to Rule 497(e) as amended by Regulation S-T
                                                     File Nos. 811-6229;33-37783


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                                 GOVETT FUNDS

                         SUPPLEMENT DATED JUNE 4, 1998
         TO THE CLASS A RETAIL SHARES PROSPECTUS DATED APRIL 17, 1998

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THE FOLLOWING PARAGRAPHS WERE INADVERTENTLY OMITTED AS THE LAST TWO PARAGRAPHS
IN THE SECTION DESCRIBING "HOW THE FUNDS VALUE THEIR SHARES" ON PAGE 22.

"How share price is determined

All securities traded on an exchange are valued at the last sale quotation on the exchange prior to the time of valuation. Securities for which market quotations are readily available are stated at market value. Short-term investments maturing in 60 days or less are valued using amortized cost, which the Board of Directors has determined approximates market value. Amortized cost valuation means that a debt security with a maturity in excess of 60 days, which currently has a maturity of 60 days or less, is valued at the market or fair value of the security on the 61st day prior to maturity (each as adjusted for amortization of premium or discount) rather than at current market value. All other securities and assets are valued at fair value following procedures approved by the Board of Directors.

Foreign securities may trade on days or at times other than those days and times when the New York Stock Exchange is open. The prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at 1:00p.m. Eastern Time at the exchange rates in effect at that time, or at such other rates as the Investment Manager may determine to be appropriate. As a result, currency fluctuations in relation to the U.S. dollar may affect a Fund's NAV per share even though there has been no change in the market value of portfolio holdings. In addition, because of time zone differences foreign exchanges and markets may close before the New York Stock Exchange closes. However, events affecting market values which may occur between the close of regular trading on a foreign exchange and the close of regular trading on the New York Stock Exchange may not be reflected in that day's computation of a Fund's NAV. If an event materially affecting the value of a portfolio holding occurs during such period and the Investment Manager becomes aware of it or if a holding becomes illiquid pursuant to procedures adopted by the Board of Directors, then the holding will be valued at fair value as determined in good faith, according to procedures adopted by the Board."